Exhibit 32.1

Principal Executive Officer’s Certification Pursuant To
Section 1350
(furnished, not filed)

In connection with the Annual Report of GeoGlobal Resources Inc. (the Company) on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on April 17, 2007 and this Form 10KSB/A (the Report), I, Jean Paul Roy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jean Paul Roy

Jean Paul Roy
President and Chief Executive Officer
May 11, 2007